Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s 2014 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. WesBanco does not assume any duty to update forward-looking statements.

Mid-Atlantic Bank Headquartered in Wheeling, West Virginia Assets: $8.4 billion Founded in 1870 34 banks/24 companies acquired in 26 years Geographic Loan Distribution: West Virginia (40%), Ohio (34%) and Western Pennsylvania (26%) Geographic Deposit Distribution: West Virginia (42%), Ohio (31%) and Western Pennsylvania (27%) 142 Financial Centers and 130 ATMs Wealth management, securities brokerage, insurance and proprietary family of mutual funds *Traded as WSBC on NASDAQ Global Stock Market. *

James Gardill Chairman of the Board 43* 43 Todd Clossin President & CEO 31 2 Robert Young EVP & CFO 29 14 Ivan Burdine EVP & Chief Credit Officer 35 2 Jonathan Dargusch EVP – Trust & Investments 34 5 Jay Zatta EVP – Chief Lending Officer 29 7 Lynn Asensio EVP – Retail Administration 37 10 Michael Perkins EVP – Chief Risk and Admin. 20 20 Executive Position Years in Banking Years w/ WSBC *As legal counsel to WesBanco.

Completed acquisition of ESB Financial Corporation (February 2015). Increased dividends to shareholders 8 times in last 4 ½ years representing a 64.3% increase. Earned five consecutive “Outstanding” CRA ratings. Outperformed the S&P 500 over the past 38 years. Achieved “5 Star” Bauer Financial Rating. Named to 2014 KBW Bank Honor Roll. *

Three State Diversified (emerging) Regional Financial Services Company Wesmark Funds (proprietary mutual funds, approaching $1 billion in assets. Trust Business (one of the largest in the Midwest amongst peer banks, 100 years old with $3.8 billion in assets under management and supervision. Shale Deposit Growth (93% of deposit footprint in shale related areas). Geographic Diversity (strong legacy market share, three major metro markets). Geographic Diversification Strategy – past 10 years (top 10 market share Pittsburgh and Columbus MSA’s with 66% of loan balances now located in Ohio and Pennsylvania). *

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WesBanco Inc. 120 Branches ESB Financial Corp. 22 Branches *

$3.8B of trust assets under management/custody; over $200 million in private banking assets. Over 5,000 trust and 1,100 private banking relationships. Combined Trust, Securities Brokerage and Private Banking under one executive team. 10 locations in WV, OH & PA. Improving performance as asset values have grown. Shale related opportunities. Product capabilities: Trust and Investment management WesMark Funds Estate planning Financial planning Securities sales Retirement planning Insurance – personal and commercial lines, title and health insurance. Private client services. * *Annualized

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Loan Category Growth *

$ * 2/10/15 acquisition of ESB Financial. 11/30/12 acquisition of Fidelity Bancorp.

($MM) $60.2 Non-interest income contributed 24% of net revenue YTD 2015. Non-bank offerings (trust, insurance, securities) contributed $17.0 million to YTD 2015 revenue. Securities brokerage revenue has increased 1.8% YTD 2015. Trust fees have increased 6.2% YTD 2015. 1Q’15 included a $376 thousand gain in BOLI income due to mortality payouts. * Operating non-interest income excludes G/L on securities and G/L on sale of OREO property. See non-GAAP measures for additional information. * Annualized

Preparing for $10 billion Dodd-Frank threshold. A schedule of key regulatory requirements that are applicable at the $10 billion mark has been developed and management is tracking progress and providing updates to the Board of Directors. Staffing analysis, talent reviews and technology assessments are being completed to further organization readiness. Internal project management office (PMO). Ensures projects effectiveness and overall timeliness. Adherence to defined scope, resources, budget, and mitigation practices. Project advisory and governance groups for management/board reporting. Stress testing Conducted similar to the Comprehensive Capital Analysis and Review (CCAR) consistent with our size/complexity. Includes liquidity and loan portfolio stress testing. Reviewed annually with senior management, board and regulators. Enhancing an already strong compliance management system Ongoing assessment of consumer compliance and BSA/AML related risk and regulator expectations to strengthen overall compliance practices. Over next two years, expecting to add 6-10 FTE’s to compliance overall. *

Scalable technology infrastructure permitting organic and acquisition related growth without significant additional investment. Use technology to reduce travel cost and enhance communication through video conferencing capabilities across expanding footprint. Reduced communication cost by 43% from 2013 through implementation of company-wide modernization of the communication infrastructure, upgrade of corporate phone systems and complete installation of thin-client technology with elimination of all desktop/laptop computers. Participate/contribute to global information security forums/councils. Collaboration with peers to protect common interest of secure financial industry along with protection of customers’ information.       *

History of successful acquisitions which have provided improved earnings. Focus on targeted M & A in existing markets and new higher-growth metro areas within a 5-hour drive. Ability to execute merger transactions quickly (Fidelity / ESB mergers completed 3-4 months). Adequate capital and liquidity to close deals. Experienced senior management, IT platform and back office know-how assists early deal completion/efficiencies. Community bank look and feel. Long-term focus on shareholder returns. Total return exceeds the S&P 500 over the last 38 years. *

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($ in thousands, except diluted earnings per share)00’s except per share data) For the Six months Ended June 2014 For the Six months Ended June 2015 % Change Core Operating Net Income* $35,296 $42,563 20.6% Diluted Core Operating Earnings Per Share* $ 1.20 $ 1.17 (2.5%) Provision for Credit Losses $3,048 $3,970 30.2% Core Operating Return on Average Tangible Assets* 1.23% 1.19% (3.3%) Core Operating Return on Average Tangible Equity* 16.17% 14.48% (10.5%) Core Operating Efficiency Ratio, excludes restructuring and merger related expenses* 59.08% 56.18% (4.9%) * *See non-GAAP measures for additional information relating to the calculation of this item.

($ in thousands, except diluted earnings per share)00’s except per share data) YTD December 2010 YTD December 2011 YTD December 2012 YTD December 2013 YTD December 2014 Net Income $35,611 $43,809 $49,544 $63,925 $69,974 Diluted Earnings Per Share $ 1.34 $ 1.65 $ 1.84 $ 2.18 $ 2.39 Provision for Credit Losses $44,578 $35,311 $19,874 $ 9,086 $ 6,405 Return on Average Assets 0.66% 0.81% 0.88% 1.05% 1.12% Return on Average Tangible Equity* 11.56% 13.18% 13.57% 15.79% 15.39% Net Interest Margin (FTE) 3.60% 3.66% 3.53% 3.58% 3.61% Efficiency Ratio, excludes restructuring and merger related expenses* 60.81% 59.50% 60.98% 60.99% 59.59% * *See non-GAAP measures for additional information relating to the calculation of this item.

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*See non-GAAP financial measures for additional information relating to the calculation of this ratio. *

Agency Mortgage-Backed & CMOs, 55.4% US Govt. Agencies 3.3% Securities = $2.4 B ~29.2% of total assets Municipals, 33.2% Equities & Others, 8.1% Average tax-equivalent portfolio yield of 2.79%. WAL approx. 4.6 years; modified duration 4.1%. Over 55% unpledged. Net unrealized AFS securities losses of $1.3 million at 6/30/15; total net unrealized portfolio gain with HTM of $14.5 million. *

Comm. Real Estate = $2.2 B Const & Dev. 14.1% Total Loans = $4.9 B Investor-owned 64.8% Owner-occupied 21.1% Comm. Real Estate, 44.4% Comm. & Ind., 14.8% Consumer, 7.8% HELOC, 7.7% Res. Real Estate, 25.1% LHFS, 0.2% *

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Immediate Change in Interest Rates % Change in Net Interest Income from Base Over One Year % Change in Net Interest Income from Base Over One Year Immediate Change in Interest Rates June 30, 2015 December 31, 2014 Up 1% Rate Shock +1.2% +1.9% Up 2% Rate Shock +1.0% +2.1% Up 3% Rate Shock -0.2% +0.9% Up 2% Rate Ramp +2.1% +1.9% Down 1% Rate Shock -1.6% -1.8% EVE Up 2% Rate Shock * 1.1% 6.0% EVE Down 1% Rate Shock * -6.8% -11.0% * EVE – economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios. *

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* December 2014 Dividend Payout Ratio = 36.82% as of 12/31/14 WesBanco dividend yield is 2.70% compared to SNL Banks $5B-10B peer group of 2.30%.

Strong regulatory capital. Proven acquisition-oriented growth strategy. Liquidity to fund additional lending capacity. Asset quality compares favorably with regional and national peers. Diversity of earnings stream. Potential upside market appreciation due to lower than peer P/E ratio. *

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($ in thousands except earnings per share amounts) * 6 months ended 6 months ended 6/30/14 6/30/15 Net income $ 35,296 $ 35,512 Plus: Restructuring and merger-related expense (net of tax) 0 7,051 Core operating net income $ 35,296 $ 42,563 Average common shares - diluted 29,293,424 36,504,671 Core operating earnings per common share - diluted $ 1.20 $ 1.17

($ in thousands) * 6 months ended 6 months ended 6/30/14 6/30/15 Non-interest expense $ 80,398 $ 100,047 Less: restructuring and merger related expense (0) (10,848) Less: amortization of intangibles (977) (1,510) Non-interest expense excluding restructuring and merger related expense $ 79,421 $ 87,689 Net interest income (on a fully taxable equivalent basis) $ 99,304 $ 119,841 Non-interest income 35,290 36,254 Less: Securities gains/losses (175) (22) Total income $134,419 $156,073 Non-interest expense / total income (efficiency ratio) 59.08% 56.18%

2010 2011 2012 2013 2014 Non-interest expense $ 141,152 $ 140,295 $ 150,120 $ 160,998 $ 161,633 Less: restructuring and merger related expense (175) (3,888) (1,310) (1,309) Non-interest expense excluding restructuring and merger related expense 140,977 140,295 146,232 159,688 160,324 Net interest income (on a fully taxable equivalent basis) 172,235 175,885 175,027 192,556 200,545 Non-interest income 59,599 59,888 64,775 69,285 68,504 Total income 231,834 235,773 239,802 261,841 269,049 Non-interest expense / total income (efficiency ratio) 60.81% 59.50% 60.98% 60.99% 59.59% ($ in thousands) *

2010 2011 2012 2013 2014 Total shareholder’s equity $ 606,863 $ 633,790 $ 714,184 $ 746,595 $ 788,190 Less: goodwill & other intangible assets, net of def. tax liabilities (281,534) (279,967) (320,399) (318,161) (316,914) Tangible equity $ 325,329 $ 353,823 $ 393,785 $ 428,434 $ 471,276 Total assets $5,361,458 $5,536,030 $6,078,717 $6,144,773 $6,296,565 Less: goodwill & other intangible assets, net of def. tax liabilities (281,534) (279,967) (320,399) (318,161) (316,914) Tangible assets $5,079,924 $5,256,063 $5,758,318 $5,826,612 $5,979,651 Tangible equity to tangible assets 6.40% 6.73% 6.84% 7.35% 7.88% ($ in thousands) *

2Q’14 3Q’14 4Q’14 1Q’15 2Q’15 Total shareholder’s equity $ 778,625 $ 788,784 $ 788,190 $ 1,091,384 $ 1,094,653 Less: goodwill & other intangible assets, net of def. tax liabilities (317,527) (317,217) (316,914) (488,911) (488,949) Tangible equity $ 461,098 $ 471,567 $ 471,276 $ 602,473 $ 605,704 Total assets $6,277,020 $6,278,494 $6,296,565 $8,233,279 $8,375,419 Less: goodwill & other intangible assets, net of def. tax liabilities (317,527) (317,217) (316,914) (488,911) (488,949) Tangible assets $5,959,493 $5,961,277 $5,979,651 $7,744,368 $7,886,470 Tangible equity to tangible assets 7.74% 7.91% 7.88% 7.78% 7.68% ($ in thousands) *

2011 2012 2013 2014 2015* Non-interest income $ 59,888 $ 64,775 $ 69,285 $ 68,504 $ 73,109 Less: Net securities gains 963 2,463 684 903 44 Less: net gains/losses on other real estate owned and other assets (1,290) (305) (81) (1,006) 373 Net operating non-interest income $ 60,215 $ 62,617 $ 68,682 $ 68,607 $ 72,692 ($ in thousands) * *Annualized

6/30/14 YTD 6/30/15 YTD Net income $ 71,177 $ 71,612 Plus: amortization of intangibles* (tax effected at 35%) 1,281 1,979 Plus: merger related items (tax effected at 35%) 0 14,219 Net income before amortization of intangibles* $ 72,458 $ 87,810 Average assets $6,203,160 $7,796,400 Less: average goodwill & other intangibles, net of def. tax liabilities (317,836) (394,957) Average tangible assets $5,885,324 $7,401,443 Return on average tangible assets 1.23% 1.19% ($ in thousands) *

6/30/14 YTD 6/30/15 YTD Net income $ 71,177 $ 71,612 Plus: amortization of intangibles* (tax effected at 35%) 1,281 1,979 Plus: merger related items (tax effected at 35%) 0 14,219 Net income before amortization of intangibles* $ 72,458 $ 87,810 Average total shareholders’ equity $ 765,985 $1,001,344 Less: average goodwill & other intangibles, net of def. tax liabilities (317,836) (394,957) Average tangible equity $ 448,149 $ 606,387 Return on average tangible equity 16.17% 14.48% ($ in thousands) *

2011 2012 2013 2014 2Q’15 Net income $ 43,809 $ 49,544 $ 63,925 $ 69,974 $ 71,612 Plus: amortization of intangibles* (tax effected at 35%) 1,566 1,398 1,487 1,248 1,979 Plus: merger related items (tax effected at 35%) 0 2,527 852 851 14,219 Net income before amortization of intangibles* 45,375 53,469 66,264 72,073 87,810 Average total shareholders’ equity 625,061 656,684 733,249 780,423 1,001,344 Less: average goodwill & other intangibles, net of def. tax liabilities (280,718) (281,326) (318,913) (317,523) (394,957) Average tangible equity 344,343 375,358 414,336 462,900 606,387 Return on average tangible equity 13.18% 14.24% 15.99% 15.57% 14.48% ($ in thousands) *

2010 2011 2012 2013 2014 Net income $ 35,611 $ 43,809 $ 49,544 $ 63,925 $ 69,974 Plus: amortization of intangibles* (tax effected at 35%) 1,774 1,566 1,398 1,487 1,248 Net income before amortization of intangibles* 37,385 45,375 50,942 65,412 71,222 Average total shareholders’ equity 605,742 625,061 656,684 733,249 780,423 Less: average goodwill & other intangibles, net of def. tax liabilities (282,389) (280,718) (281,326) (318,913) (317,523) Average tangible equity 323,353 344,343 375,358 414,336 462,900 Return on average tangible equity 11.56% 13.18% 13.57% 15.79% 15.39% ($ in thousands) *

2011 2012 2013 2014 2Q’15 Net income $ 43,809 $ 49,544 $ 63,925 $ 69,974 $ 71,612 Plus: amortization of intangibles* (tax effected at 35%) 1,566 1,398 1,487 1,248 1,979 Plus: merger related items (tax effected at 35%) 0 2,527 852 851 14,219 Net income before amortization of intangibles* 45,375 53,469 66,264 72,073 87,810 Average total assets 5,440,243 5,606,386 6,109,311 6,253,253 7,796,400 Less: average goodwill & other intangibles, net of def. tax liabilities (280,718) (281,326) (318,913) (317,523) (394,957) Average tangible assets 5,159,525 5,325,060 5,790,398 5,935,730 7,401,443 Return on average tangible assets 0.84% 1.00% 1.14% 1.21% 1.19% ($ in thousands) *

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